UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2012

MOMENTIVE PERFORMANCE

MATERIALS INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-146093	20-5748297
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

22 Corporate Woods Blvd.

Albany, NY 12211

(address of principal executive offices) (Zip Code)

(Registrant’s telephone number, including area code) (518) 533-4600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

1.	Indenture and Senior Secured Notes due 2020

On May 25, 2012, Momentive Performance Materials Inc. (the “Registrant”) entered into an indenture (the “Indenture”) among the Registrant, the guarantor subsidiaries of the Registrant party thereto (the “Note Guarantors”) and The Bank of New York Mellon Trust Company, N.A., as trustee and collateral agent (the “New Trustee”), governing the Registrant’s $250,000,000 aggregate principal amount of 10% senior secured notes due 2020 (the “Notes”), which mature on October 15, 2020. The Notes were offered in the United States only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States, only to non-U.S. investors pursuant to Regulation S under the Securities Act.

The Notes are fully and unconditionally guaranteed on a senior secured basis by each of the Registrant’s existing U.S. subsidiaries that is a guarantor under the Registrant’s senior secured credit facilities (the “Senior Secured Credit Facilities”) and the Registrant’s future U.S. subsidiaries (other than receivables subsidiaries and U.S. subsidiaries of foreign subsidiaries) that guarantee any debt of the Registrant or any Note Guarantor. Under certain circumstances, the Note Guarantors may be released from the Note Guarantees without the consent of the holders of the Notes. The Notes are not guaranteed by Momentive Performance Materials Holdings Inc., the Registrant’s parent.

The Notes and Note Guarantees are senior indebtedness of the Registrant and the Note Guarantors, respectively, and rank equal in right of payment with all existing and future senior indebtedness of the Registrant and the Note Guarantors, respectively; senior in right of payment to all existing and future subordinated indebtedness of the Registrant and the Note Guarantors, including the Registrant’s 11.5% Senior Subordinated Notes due 2016 and guarantees thereof; and structurally subordinated to all existing and future indebtedness and other liabilities of any of the Registrant’s subsidiaries that do not guarantee the Notes.

The Notes and Note Guarantees have the benefit of a security interest in the collateral securing the Notes and Note Guarantees. Consequently, the Notes rank effectively junior in priority with respect to the rights of holders of the Registrant’s obligations under the Senior Secured Credit Facilities and holders of certain other obligations secured pari passu with the Senior Secured Credit Facilities including other first priority obligations (to the extent of the value of such collateral); effectively senior to any junior priority obligations (to the extent of the value of such collateral) including the Registrant’s 12.5% Second-Lien Senior Secured Notes due 2014 (the “Existing Second Lien Notes”), 9.0% Second-Priority USD Springing Lien Notes due 2021 and 9.5% Second-Priority EUR Springing Lien Notes due 2021; and effectively senior to any senior unsecured obligations (to the extent of the value of such collateral) and senior to the Registrant’s and the Note Guarantors’ existing and future subordinated debt, including the Registrant’s 11.5% Senior Subordinated Notes due 2016.

The collateral securing the Notes will initially be substantially all of the Registrant’s and the Note Guarantors’ property and assets that secure the obligations under the Senior Secured Credit Facilities at such time, subject to certain exceptions for certain “Excluded Assets.” Certain assets owned by the Registrant’s foreign subsidiaries that will not be collateral for the Notes serve as collateral for the obligations of the Registrant’s foreign subsidiaries under the Senior Secured Credit Facilities. In addition, certain equity interests and other securities that will not be collateral for the Notes serve as collateral for the Senior Secured Credit Facilities.

The Registrant will pay interest on the Notes at 10% per annum, semiannually to holders of record at the close of business on April 1 or October 1 immediately preceding the interest payment date on April 15 and October 15 of each year, commencing on October 15, 2012.

The Registrant may redeem some or all of the Notes before October 15, 2015 at a redemption price of 100% of the principal amount plus accrued and unpaid interest and additional interest, if any, to the redemption date, plus a make-whole premium. Thereafter, the Notes may be redeemed at the Registrant’s option on the redemption dates and at certain specified redemption prices. On or prior to October 15, 2015 the Registrant may redeem up to 35% of the aggregate principal amount of Notes with the net cash proceeds of one or more equity offerings at certain specified redemption prices.

The Indenture contains covenants that, among other things, limit the Registrant’s ability and the ability of certain of the Registrant’s subsidiaries to (i) incur or guarantee additional indebtedness or issue preferred stock; (ii) grant liens on assets; (iii) pay dividends or make distributions to the Registrant’s stockholders; (iv) repurchase or redeem capital stock or subordinated indebtedness; (v) make investments or acquisitions; (vi) enter into sale/leaseback transactions; (vii) incur restrictions on the ability of the Registrant’s subsidiaries to pay dividends or to make other payments to us; (viii) enter into transactions with the Registrant’s affiliates; (ix) merge or consolidate with other companies or transfer all or substantially all of the Registrant’s assets; and (x) transfer or sell assets.

2.	Registration Rights Agreement

On May 25, 2012, in connection with the issuance of the $250,000,000 aggregate principal amount of the Notes purchased by the initial purchasers, the Registrant and the Note Guarantors entered into a registration rights agreement with J.P. Morgan Securities LLC, as representative of the initial purchasers, relating to, among other things, the exchange offer for the Notes and the related guarantees (as described above) (the “Registration Rights Agreement”).

Subject to the terms of the Registration Rights Agreement, the Registrant and the Note Guarantors will use their commercially reasonable efforts to register with the SEC notes having substantially identical terms as the Notes as part of offers to exchange freely tradable exchange notes for the Notes within 365 days after the issue date of the Notes (the “Effectiveness Target Date”). The Registrant and the Note Guarantors will use their commercially reasonable efforts to cause each exchange offer to be completed after the Effectiveness Target Date.

If the Registrant and the Note Guarantors fail to meet these targets (a “Registration Default”), the annual interest rate on the Notes will increase by 0.25% for the first 90-day period immediately following such Registration Default. The annual interest rate on the Notes will increase by an additional 0.25% for each subsequent 90-day period during which the Registration Default continues, up to a maximum additional interest rate of 1.0% per year over the applicable interest rate, which is 10%. If the Registration Default is corrected, the applicable interest rate will revert to the original level.

3.	Joinder and Supplement to the Second Lien Intercreditor Agreement

On May 25, 2012, the New Trustee entered into a joinder and supplement to the intercreditor agreement (the “Joinder to the Second Lien Intercreditor Agreement”), dated as of June 15, 2009, among JPMorgan Chase Bank, N.A., as first priority representative, The Bank of New York Mellon Trust Company, N.A., as second priority representative, the Registrant, and the subsidiaries of the Registrant party thereto (the “Second Lien Intercreditor Agreement”).

Pursuant to the Joinder to the Second Lien Intercreditor Agreement, the New Trustee became a party to and agreed to be bound by the terms of the Second Lien Intercreditor Agreement as another senior agent, as if it had originally been party to the Second Lien Intercreditor Agreement as a senior agent. The Second Lien Intercreditor Agreement governs the relative priorities of the respective security interests in the Registrant’s and certain subsidiaries’ assets securing (i) the Notes, (ii) the Existing Second Lien Notes and (iii) the borrowings under the Senior Secured Credit Agreement, and certain other matters relating to the administration of security interests.

4.	1.5 Lien Intercreditor Agreement

On May 25, 2012, JPMorgan Chase Bank, N.A., as administrative agent for the Senior Lenders under the Credit Agreement (as defined in the 1.5 Lien Intercreditor Agreement referred to below), the New Trustee, the Registrant, Momentive Performance Materials USA Inc. and the subsidiaries of the Registrant named therein entered into a new intercreditor agreement (the “1.5 Lien Intercreditor Agreement”).

The 1.5 Lien Intercreditor Agreement governs the relative priorities of the respective security interests in the Registrant’s and certain subsidiaries’ assets securing (i) the Notes and (ii) the borrowings under the Senior Secured Credit Facilities, and certain other matters relating to the administration and enforcement of security interests.

The foregoing summary is qualified in its entirety by reference to the Indenture, the Registration Rights Agreement, the 1.5 Lien Intercreditor Agreement and the Joinder to the Second Lien Intercreditor Agreement, attached hereto as Exhibits 4.1, 4.2, 10.1 and 10.2, respectively, and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation.

The information set forth under Item 1.01above is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 4.1	Indenture, dated as of May 25, 2012, by and among Momentive Performance Materials Inc., the Note Guarantors named therein, and The Bank of New York Mellon Trust Company, N.A. as trustee and collateral agent.

Exhibit 4.2	Registration Rights Agreement, dated as of May 25, 2012, by and among Momentive Performance Materials Inc., the guarantors party thereto and J.P. Morgan Securities LLC, as representative of the several initial purchasers.

Exhibit 10.1	Intercreditor Agreement, dated as of May 25, 2012, among JPMorgan Chase Bank, N.A., as Intercreditor Agent, The Bank Of New York Mellon Trust Company, N.A., as trustee and as collateral agent, Momentive Performance Materials Inc., Momentive Performance Materials USA Inc., and each Subsidiary of Momentive Performance Materials Inc. listed on Schedule I thereto.

Exhibit 10.2	Joinder and Supplement to Intercreditor Agreement, dated as of May 25, 2012, by and among The Bank of New York Mellon Trust Company, N.A., as trustee and collateral agent, JPMorgan Chase Bank, N.A., as first priority representative under the Intercreditor Agreement, The Bank of New York Mellon Trust Company, N.A., as second priority representative under the Intercreditor Agreement, Momentive Performance Materials Inc., and each Subsidiary of Momentive Performance Materials Inc. listed on Schedule I thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOMENTIVE PERFORMANCE MATERIALS INC.

Date: June 1, 2012	By:	/s/ George F. Knight
George F. Knight
Senior Vice President, Finance and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

4.1	Indenture, dated as of May 25, 2012, by and among Momentive Performance Materials Inc., the Note Guarantors named therein, and The Bank of New York Mellon Trust Company, N.A. as trustee and collateral agent.

4.2	Registration Rights Agreement, dated as of May 25, 2012, by and among Momentive Performance Materials Inc., the guarantors party thereto and J.P. Morgan Securities LLC, as representative of the several initial purchasers.

10.1	Intercreditor Agreement, dated as of May 25, 2012, among JPMorgan Chase Bank, N.A., as Intercreditor Agent, The Bank Of New York Mellon Trust Company, N.A., as trustee and as collateral agent, Momentive Performance Materials Inc., Momentive Performance Materials USA Inc., and each Subsidiary of Momentive Performance Materials Inc. listed on Schedule I thereto.

10.2	Joinder and Supplement to Intercreditor Agreement, dated as of May 25, 2012, by and among The Bank of New York Mellon Trust Company, N.A., as trustee and collateral agent, JPMorgan Chase Bank, N.A., as first priority representative under the Intercreditor Agreement, The Bank of New York Mellon Trust Company, N.A., as second priority representative under the Intercreditor Agreement, Momentive Performance Materials Inc., and each Subsidiary of Momentive Performance Materials Inc. listed on Schedule I thereto.